                                                                    Exhibit 99.5


THIS PROMISSORY NOTE AND THE SHARES OF CAPITAL STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

No. PN-1                                                      U.S. $4,893,449.09
                                                                  March 29, 2001


                    UDATE.COM, INC. AND KCI ACQUISITION CORP.
                                 PROMISSORY NOTE

         THIS PROMISSORY NOTE is one of a series of duly authorized promissory notes in aggregate principal amount of $5,000,000 (US) (each a "Note" and collectively, the "Notes") of uDate.com, Inc., a Delaware corporation that is the successor to uDate.com, Inc., a California corporation, having its principal place of business at New Enterprise House, St. Helens Street, Derby, England DE1 3GY ("uDate"), and KCI Acquisition Corp., a Delaware corporation having an office at 1209 Orange Street, Wilmington, Delaware ("KCI") (uDate and KCI are collectively referred to herein as the "Company"), issued in connection with that certain Agreement and Plan of Merger by and among uDate, KCI, Kiss.com, Inc. and Terrence Lee Zehrer dated as of February 13, 2001 (the "Merger Agreement").

         FOR VALUE RECEIVED, the Company, jointly and severally, promise to pay to Terrence Lee Zehrer, or his or her registered assigns ( "Holder"), the principal sum of Four Million Eight Hundred Ninety-Three Thousand Four Hundred and Forty-Nine Dollars and 09/100 ($4,893,449.09) (US)), with interest thereon from July 1, 2001 as provided below.

1.       PAYMENT OF PRINCIPAL AND INTEREST; METHOD OF PAYMENT

         1.1 PAYMENT. Payment of the principal and accrued interest on this Note shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Interest shall accrue daily commencing beginning on July 1, 2001 at a rate of 7% per annum. All payments made on this Note shall be applied first against accrued interest and then against principal. The Company will pay or cause to be paid all sums becoming due hereon for principal and interest by check or wire transfer sent to the Holder's address or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company. Holder shall not be required to make presentation of this Note or make any notation thereon, except with respect to the final payment, which payment shall be made only upon presentation and surrender of this Note to the Company at its address set forth herein. If the Company makes any payment on any of the other Notes, it shall also make a payment on this Note at the same time, and all such payments shall be applied on a pro rata basis among the Notes. Upon an Event of Default, if any amounts remain

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outstanding under this Note, the interest rate hereunder shall be increased to fifteen percent (15%) per annum or the highest rate allowed by law, whichever is lesser.

         1.2 UNCONDITIONAL OBLIGATION: WAIVER. The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, notice of dishonor, protest, notice of protest, bringing of suit and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission with respect to the collection of any amount called for hereunder. The non-exercise by Holder of any of its rights hereunder in any instance shall not constitute a waiver thereof in that or any subsequent instance.

         1.3 PREPAYMENT. The Company shall have the right and option to prepay all or any portion of the outstanding principal and accrued but unpaid interest on this Note without premium or penalty.

2. COMPANY OBLIGATIONS AFTER JUNE 30, 2001 ("ANTICIPATED PAYMENT DATE")

         2.1 PAYMENT OF 75% OF CASH ASSETS. In the event that this Note is not paid in full on or before the Anticipated Payment Date, the Company covenants and agrees that on or before the fifth business day following the Anticipated Payment Date, the Company shall pay ratably among all Holders of the Notes an aggregate amount in cash that equals 75% of the Company's Cash Assets. For purposes of this Note, "Cash Assets" shall mean the sum of all cash and cash equivalents, deposits, short-term investments and prepaid expenses of the Company and any subsidiary as of June 30, 2001 in excess of $1,000,000 (US). The Company shall make such payment in immediately available funds by wire transfer, and shall be credited towards payment on this Note, applied first against accrued interest and then against principal. The Company shall deliver with such payment unaudited financial information that confirms the calculation of the amount paid pursuant to this section. This payment shall be made once only, on the date referred to above.

         2.2 PAYMENT OF 20% OF GROSS INTERNET DATING REVENUES. For as long any amounts of principal, interest or other obligations under this Note remain outstanding after the Anticipated Payment Date, the Company covenants and agrees that on or before the fifth business day following July 31, 2001, and on or before the fifth business day following the end of each month thereafter, the Company shall pay ratably among all Holders of the Notes an aggregate amount in cash that equals 20% of the Company's Internet Revenues. For purposes of this Note, "Internet Revenues" shall mean the Company's and its subsidiaries' gross revenues (as accounted for in accordance with United States generally accepted accounting principles) from the Internet dating business for the month then-ended. The Company shall make such payment in immediately available funds by wire transfer, and shall be credited towards payment on this Note, applied first against accrued interest and then against principal. The Company shall deliver with such

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payment unaudited financial information that confirms the calculation of the amount paid pursuant to this section.

         2.3      ISSUANCE OF COMMON STOCK AS LIQUIDATED DAMAGES.

                  (a) For as long any amounts of principal, interest or other obligations under this Note remain outstanding after the Anticipated Payment Date, the Company covenants and agrees that on or before the fifth business day following the Anticipated Payment Date, and on or before the fifth business day following the end of each month thereafter, the Company shall issue and deliver to Holder a certificate or certificates representing that number shares of Company common stock equal to two percent (2%) of the aggregate principal amount of this Note outstanding as of the end of the month then-ended, divided by the greater of (i) $2.00 per share and (ii) the Average Price. The Holder shall be deemed, without any further action by Holder, to have become a holder of record of such shares of common stock as of the last day of the month then-ended. Any such issuance hereunder shall be as liquidated damages, and not as a penalty. "Average Price" means the average of the last reported sale prices per share of the Company common stock in the over the counter market (or on such other exchange or market on which the Company common stock is then listed or quoted) over the last five consecutive trading days of the month then-ended (subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or similar event affecting the common stock since the beginning of such five-day period).

                  (b) Upon any such issuance of Company capital stock pursuant to this Section 2.3, such shares of Company capital stock shall be duly authorized, validly issued, fully paid and non-assessable, free from any pre-emptive rights, and shall be issued in compliance with all applicable federal and state securities laws.

                  (c) No certificates representing fractional shares shall be issued pursuant to this Section 2.3. In lieu of any fractional shares that would have otherwise been issued, the Company shall round such fraction to the nearest whole share (such that any fraction equal or greater than one-half shall be rounded up and any fraction less than one-half shall be rounded down) and shall issue such additional share, if any, after such rounding.

                  (d) The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of capital stock a sufficient number of shares of capital stock to fully perform its obligations hereunder, free from preemptive rights. Such shares of Company common stock shall be appropriately adjusted for any stock dividend, stock split, recapitalization and the like.

                  (e) The issuance of certificates for shares of the capital stock, if any pursuant to the liquidated damages provisions hereunder, shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate(s).


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                  (f) If, at the time capital stock of the Company is issued under this Section 2.3, such capital stock is listed on a national securities exchange or quoted on a national securities market, the Company shall cause any shares of capital stock issuable under this Section 2.3, promptly following their issuance, to be listed or quoted for trading on such exchange or market. The shares of capital stock issuable under this Section 2.3 shall be automatically be granted all registration rights held by Holder with respect to any other Company shares of capital stock.

         2.4 COMPANY FINANCINGS. In the event that this Note is not paid in full on or before the Anticipated Payment Date, the Company covenants and agrees that upon the completion of any Company financing(s) after the Anticipated Payment Date, whether equity or debt, the Company shall promptly make payment to Holder of such amount of the proceeds from the financing(s) as payment on this Note, until all principal, interest and other obligations under this Note are paid and satisfied in full.

3. COVENANTS OF THE COMPANY

         3.1 COVENANTS. Without the prior written consent of the Holder, so long as this Note or other amounts or obligations payable by the Company shall remain unpaid or satisfied, the Company covenants and agrees as follows:

                  (a) NO DIVIDENDS OR DISTRIBUTIONS. The Company shall not, and shall not permit any of its subsidiaries to, (i) declare or pay any dividends,
(ii) purchase, redeem, retire or otherwise acquire for value any of its capital stock, (iii) make any distributions of assets to its stockholders as such whether in cash, assets or obligations of the Company or any subsidiary, or (iv) make any other distribution by reduction of capital or otherwise in respect of any shares of its capital stock.

                  (b) LIQUIDATION, MERGER, SALE OF ASSETS. The Company shall not, and shall not permit any of its subsidiaries to, liquidate, dissolve, or enter into any merger, consolidation or other combination to sell, lease or dispose of all or substantially all of its business or assets; provided, however, that neither the merger of a wholly-owned subsidiary with and into the Company, nor a merger solely to change Company domicile shall be prohibited.

                  (c) DESIGNATED SENIOR DEBT. This Note ranks PARI PASSU with all other Notes issued in connection with the Merger Agreement, and all such Notes shall be considered "senior debt" of the Company. Between the date of this Note and the date of final payment of all amounts owing hereunder, whether of principal, interest, or liquidated damages, the Company covenants and agrees with Holder that it shall not cause or permit the Company or any of its subsidiaries to have debt (secured or unsecured) or other obligations that are senior to or PARI PASSU with the Notes.

                  (d) INDEBTEDNESS. The Company shall not, and shall not permit any of its subsidiaries to, create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any indebtedness, except for (i) indebtedness that is expressly subordinated to the

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Company's obligations under this Note, (ii) trade payables incurred and paid in the ordinary course of business consistent with past practice and (iii) indebtedness under equipment financings, leaselines or other similar arrangements.

                  (e) LIENS. The Company shall not, and shall not permit any of its subsidiaries to, create or suffer to exist any Security Interest upon any of its or their assets. "Security Interest" means any mortgage, pledge, security interest, encumbrance, charge, or other lien (whether arising by contract or by operation of law), other than (i) mechanic's, materialmen's, and similar liens,
(ii) liens arising under worker's compensation, unemployment insurance, social security, retirement, and similar legislation, (iii) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of the Company's business, consistent with past custom and practice (including with respect to frequency and amount) and (iv) liens on equipment and motor vehicles.

                  (f) BUSINESS. The Company shall not, and shall not permit any of its subsidiaries to, materially change the nature of its business as now conducted or proposed to be conducted.

                  (g) AMENDMENT OF CHARTER. The Company shall not amend its articles of incorporation or bylaws, other than such changes to its charter documents as may be approved by the Company's Board of Directors in connection with a reincorporation by the Company in Delaware.

                   (h) SECURITY. In the event that this Note is not paid in full on or before the Anticipated Payment Date, the Company hereby does and shall grant Holder a security interest in all assets requested by Holder.

         3.2 CONTROL. None of the covenants or other provisions contained in this Note shall, or shall be deemed to, give the Holder any rights to exercise control over the affairs and/or management of the Company or any subsidiary, the power of the Holder being limited to the rights to exercise the remedies provided in this Note.

4. EVENTS OF DEFAULT; REMEDIES UPON DEFAULT

         4.1 EVENTS OF DEFAULT. It shall be an "Event of Default" with respect to this Note upon the occurrence of any of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

                  (a) the failure to make any payment of principal, interest, liquidated damages or any other amount payable hereunder when and as the same shall become due and payable;

                  (b) default in the performance, or breach, of any representation, warranty, covenant or other agreement of the Company in this Note or the Merger Agreement;

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                  (c) the insolvency of the Company, the execution by the
Company of a general assignment for the benefit of creditors, the filing by or against the Company of any petition in bankruptcy or any petition for relief under the provisions of the Federal Bankruptcy Act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of 20 days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Company, or the attachment of or execution against any property or assets of the Company, which remains unstayed for a period of 30 days;

                  (d) any declared default of the Company under any Indebtedness that gives the holder thereof the right to accelerate such Indebtedness, and such Indebtedness is in fact accelerated by the holder. As used herein, the term "Indebtedness" shall mean the principal of and unpaid accrued interest on: (i) all indebtedness of the Company to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is for money borrowed by the Company (whether or not secured), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Indebtedness, or any indebtedness arising from the satisfaction of such Indebtedness by a guarantor; or

                  (e) the consolidation with or merger of the Company with or into another corporation (other than a merger or consolidation in which the Company is the surviving or continuing corporation or a merger or consolidation in connection with a reincorporation by the Company in Delaware), or in case of any sale, lease, or conveyance to another entity of all or substantially all of the property and assets of any nature of the Company.

         4.2 REMEDIES. Upon the occurrence of an Event of Default, the Holder at its option, may (a) by notice to the Company, declare the unpaid principal amount of this Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be immediately due and payable, whereupon the unpaid principal amount of this Note, all such interest and all such other amounts shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, PROVIDED that if an event described in
Section 4.1(c) above shall occur, the result which would otherwise occur only upon giving of notice by the Holder to the Company as specified above shall occur automatically, without the giving of any such notice; and (b) whether or not the actions referred to in Section 4.2(a) have been taken, exercise any or all of the Holder's rights and remedies available to the Holder under applicable law.

         4.3 PROCEEDINGS AND ACTION. During the continuation of any Event of Default, the Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection including, without limitation, attorneys' fees and expenses.

         4.4 REMEDIES CUMULATIVE AND NONEXCLUSIVE. All rights available to Holder under this Note shall be cumulative and will be in addition to every other right or remedy in this Note or existing at law or in equity, including, without limitation, suits for injunctive relief and specific


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performance, whether or not amounts owing thereunder shall be due and payable, and whether or not the Holder shall have instituted any suit for collection or other action in connection with the Note.

5. MISCELLANEOUS

         5.1 NO WAIVER; AMENDMENTS; REMEDIES; ETC. Neither acceptance by Holder of partial or delinquent payment nor any failure on the part of Holder to exercise, or any delay in exercising, any right under this Note shall operate as a waiver of any obligation of the Company or any right of Holder, and no single or partial exercise of any right under this Note shall preclude any other or further exercise thereof or the exercise of any other right. No waiver, amendment, alteration or other modification of any provision of this Note shall in any event be effective unless the same shall be in writing and signed by Holder and the Company. The remedies provided in this Note are cumulative and not exclusive of any remedies provided by law. This Note shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of Holder. Each and every party signing or endorsing this Note binds himself as principal and not as surety.

         5.2 ATTORNEYS' FEES AND OTHER COSTS AND EXPENSES. The Company agrees to pay on demand all of the losses, costs, and expenses (including, without limitation, attorneys' fees and disbursements) which the Holder incurs in connection with enforcement of this Note, or the protection or preservation of the Holder's rights under this Note, whether by judicial proceeding or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

         5.3 NOTICES. All notices and other communications provided hereunder shall be in writing. Any such notice or other communication shall be deemed delivered upon receipt if delivered personally or by facsimile (receipt confirmed), or four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or two business days after it is sent for next business day delivery via a reputable international overnight courier service. If sent to the Company, notices shall be addressed to the Company at its address set forth above, or to such other address or facsimile number as the Company may specify for such purposes by notice to the Holder. If sent to the Holder, notices shall be addressed to the Holder's address at 521 Fifth Avenue W, #1004, Seattle, Washington 98119, or to such other address or facsimile number as the Holder may specify for such purposes by notice to the Company.

         5.4 LOST, STOLEN OR MUTILATED NOTE. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.


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         5.5 GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Washington, without giving effect to conflicts of laws thereof. The Company hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in King County, Washington, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under this instrument and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         5.6 SEVERABILITY. Any term or provision of this Note that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Company and Holder agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

         5.7 BUSINESS DAY. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next calendar month, the preceding Business Day in the appropriate calendar month). "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Washington are authorized or required by law or other government action to close.

         5.8 AUDIT RIGHTS. The Company shall maintain complete and accurate books and records as reasonably necessary to support and document (a) the amounts due to Holder hereunder, including without limitation those set forth in Sections 2.1, 2.2, 2.3 and 2.4, and (b) the Company's compliance with all obligations hereunder, including without limitation those set forth in Section
3.1. Holder shall have the right to review and audit the Company's books and records to verify all reports and payments due hereunder and the Company's compliance with its obligations hereunder. The cost of such audit will be borne by the Holder, unless (i) a material discrepancy indicating that additional payments are due Holder is discovered or (ii) any non-compliance with any of the Company's obligations is discovered, in either which case the cost of the audit will be borne by the Company. A discrepancy shall be deemed material if it involves payment or adjustment of more than five percent of the amount paid. Any additional

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payments shown to be due as a result of the audit will be paid promptly by the
Company, along with interest on such amounts from the date originally due, upon conclusion of the audit.

         5.9 TIME OF THE ESSENCE. Time is of the essence of this Note and of the payments and performances hereunder.

         5.10 NON-TRANSFERABILITY. Holder may not transfer or assign this Note without the prior written consent of the Company, other than assignments pursuant to the laws of descent and distribution.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, MODIFY OR AMEND ANY TERMS OF THE LOAN DOCUMENTS, RELEASE ANY GUARANTOR, FORBEAR FROM ENFORCING REPAYMENT OF THE LOAN OR THE EXERCISE OF ANY REMEDY UNDER THE LOAN DOCUMENTS, OR MAKE ANY OTHER FINANCIAL ACCOMMODATION PERTAINING TO THE LOAN ARE ALL UNENFORCEABLE UNDER WASHINGTON LAW.


         [REMAINDER OF PAGE INTENTIONALLY BLANK; SIGNATURE PAGE FOLLOWS]

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         uDate.com, Inc. and KCI Acquisition Corp. have each caused this Note to be signed in its corporate name by its duly authorized officer, dated as of the day and year first above written.

                                         UDATE.COM, INC.



                                         By:    /s/ Melvyn Morris
                                                --------------------------------
                                         Name:  Melvyn Morris
                                                --------------------------------
                                         Title: Chief Executive Officer
                                                --------------------------------

Attest:


By:      /s/ Martin R. Clifford
         -----------------------------
Name:    Martin R. Clifford
         -----------------------------
Title:   Executive Vice President
         -----------------------------


                                         KCI ACQUISITION CORP.



                                         By:    /s/ Melvyn Morris
                                                --------------------------------
                                         Name:  Melvyn Morris
                                                --------------------------------
                                         Title: Chief Executive Officer
                                                --------------------------------

Attest:


By:      /s/ Martin R. Clifford
         -----------------------------
Name:    Martin R. Clifford
         -----------------------------
Title:   Executive Vice President
         -----------------------------


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